UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2005


                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-12955                  22-3498615
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


      50 West State Street, Trenton, New Jersey                     08608
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 27, 2005, Journal Register Company announced that its Board of Directors had initiated a cash dividend policy and declared the Company's first quarterly cash dividend of $0.02 per share of Common Stock. The dividend will be payable on October 3, 2005 to shareholders of record on September 7, 2005. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

      (c)      Exhibits

      99.1 Text of press release issued by Journal Register Company, dated July 27, 2005, titled "Journal Register Company Initiates Quarterly Cash Dividend."

                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      JOURNAL REGISTER COMPANY


Date:  July 28, 2005                  By:  /s/ Jean B. Clifton
                                           -------------------
                                           Jean B. Clifton
                                           President and Chief Operating Officer

                                  Exhibit Index

Exhibit Description
-------------------

99.1 Text of press release issued by Journal Register Company, dated July 27, 2005, titled "Journal Register Company Initiates Quarterly Cash Dividend."